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                                                                   Exhibit 10.30

                              AMENDED AND RESTATED
                             SHAREHOLDERS' AGREEMENT

      AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT (this "Agreement"), made as of the 27 day of April, 2001, by and among The Smith & Wollensky Restaurant Group, Inc., a Delaware corporation (the "Company"), Alan Stillman (the "Founder"), Thomas H. Lee Equity Partners, L.P. and Thomas H. Lee Investors Limited Partnership (each a "Lee Holder" and collectively the "Lee Holders") and those Persons listed as Shareholders on the counterpart signature pages hereto (each individually a "Shareholder" and collectively the "Shareholders").

      WHEREAS, the Company, the Founders, the Lee Holders and the Shareholders entered into a Shareholders' Agreement dated as of October 31, 1997 (the "Prior Agreement");

      WHEREAS, the Company is contemplating an initial public offering of its common stock and in connection therewith the parties to the Prior Agreement desire to amend and restate the Prior Agreement effective upon the consummation of such public offering;

      WHEREAS, the Company, the Founder, the Lee Holders and Shareholders holding at least a majority of the Shares held by all Shareholders have executed and delivered this Amended Agreement;

      NOW, THEREFORE, in consideration of the foregoing, and the agreements set forth below, the parties hereby amend and restate the Prior Agreement as follows:

      1. Effectiveness of Agreement. This Agreement shall only be effective upon the consummation of an underwritten public offering of shares of the Company's Common Stock pursuant to a registration statement on Form S-l which has been declared effective by the U.S. Securities and Exchange Commission prior to January 31, 2002 (the "IPO").

      2. Definition of Shares. As used in this Agreement, "Shares" shall mean and include all shares of (a) Series A Preferred Stock, including shares of Common Stock into which such shares of Series A Preferred Stock have been converted and (b) Common Stock now owned by the parties hereto. Other capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

      3. Demand Registrations

            (a) Request for Registration. At any time after the six month period following the consummation of the IPO, the Shareholders holding a majority of the Shares owned by them (the "Registrable Securities"), may make a written request to the Company for registration with the Securities and Exchange Commission (the "Commission") under and in accordance with the provisions of the Securities Act of all or part of their Registrable Securities (a "Demand Registration"); provided, however, that (a) no such request may be made with respect to Registrable Securities with an expected aggregate offering price to the public of less than $10,000,000; and (b) the Company need only use best efforts to file a registration statement with

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the Commission with respect to up to two (2) such Demand Registrations. Such request shall specify the aggregate number of Registrable Securities proposed to be sold. Within ten (10) days after receipt of such request, the Company shall give written notice (the "Notice") of such registration request to all other holders of Registrable Securities, specifying those holders who requested registration and the number of Registrable Securities as to which registration was requested, and stating that the Company will include in such registration all Registrable Securities as to which the Company has received written requests for inclusion therein within twenty (20) days after the giving of the Notice. Within five (5) days after the expiration of such twenty (20) days, the Company will notify all of the holders to be included in such registration of the other holders and the number of Registrable Securities requested to be included therein.

            (b) Participation by Other Parties. No Person other than a holder of Registrable Securities shall be permitted to offer any securities under any Demand Registration unless (i) such Person is the Company or is entitled to exercise "piggyback" registration rights pursuant to contractual commitments with the Company; and (ii) the holders of Registrable Securities participating in such Demand Registration and their underwriters, if any, in their sole discretion, determine that such Demand Registration can accommodate such additional participation.

            (c) Effective Registration and Expenses. A registration will not be deemed a Demand Registration until it has become effective and until all of the Registrable Securities included in such registration have actually been sold thereunder. The Company is under no obligation to prepare and file a Demand Registration at a time when a registration is effective with respect to the class of securities proposed to be included in such Demand Registration (except with respect to a registration on Form S-4 or S-8, or any other form not available for registering the Registrable Securities for sale to the public). The Company shall pay all registration expenses in connection with a registration made pursuant to this Section, whether or not such registration becomes effective or Registrable Securities are sold thereunder.

            (d) Priority on Demand Registrations. If, in the opinion of the managing underwriter or underwriters of a proposed offering, the number of Registrable Securities requested to be included in such offering exceeds the number which can be sold in such offering or is reasonably likely materially and adversely to affect the success or offering price of such offering (an "Undersubscribed Offering"), there shall be excluded, to the extent necessary, shares requested for inclusion in such Undersubscribed Offering, first pro rata on the basis of the Shares requested to be included by the Company and shareholders of the Company (other than the Shareholders) exercising piggyback registration rights with respect to a Demand Registration made by a Shareholder; and second pro rata on the basis of the Shares requested to be included by each such holder.

            (e) Selection of Underwriters. The Company will select the investment banker or bankers and managing underwriter or underwriters for each Demand Registration.

            (f) The Shareholders acknowledge the piggyback registration rights of other shareholders of the Company and agree that any Demand Registration, subject to the priority on Demand Registrations described in section 3(d) above, shall include the shares held by such shareholders if so requested by such other shareholders.


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      4. Piggyback Registration

            (a) Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act for any shares of Common Stock or any options, warrants, units, convertibles, rights or other securities related or linked to any shares of such Common Stock (except with respect to registration statements on Form S-4 or S-8, or any other form not available for registering the Registrable Securities for sale to the public), with respect to an offering for its own account or for the account of another Person (other than the holders of Registrable Securities in their capacity as such) of any class of security (a "Proposed Registration"), then the Company shall in each case give written notice of such proposed filing to the holders of Registrable Securities at least twenty (20) days before the anticipated filing date, and shall, subject to Section 4(b) below, include in such registration statement such amount of Registrable Securities as each such holder may request within ten (10) days of the receipt of such notice. The Company shall register such Registrable Securities on the same terms and subject to the same conditions applicable to the registration in the Proposed Registration of equity securities to be sold by the Company or the Person selling under such Proposed Registration; provided that the Company shall in all events pay registration expenses associated with the inclusion of Registrable Securities.

            (b) Priority on Piggyback Registrations. If in the opinion of the managing underwriter or underwriters of such offering the number of Registrable Securities which the holders intend to include in such offering exceeds the number which can be sold in such offering or is reasonably likely materially and adversely to affect the success or offering price of such offering, then the amount of securities to be offered for the accounts of holders of such securities shall be reduced, (i) in the case of a registration initiated by the Company for its own account, pro rata on the basis of the shares requested to be included, or (ii) in the case of a registration initiated by and for the account of another Person, first pro rata on the basis of shares requested to be included by all shareholders exercising piggyback registration rights with respect to such registration and second pro rata, on the basis of shares held by persons exercising demand registration rights with respect to such registration, in either case in accordance with the number of such securities held by such holders requested to be included in such registration.

            (c) Selection of Underwriters. The Company will select a managing underwriter or underwriters to administer each Piggyback Registration.

      5. Registration on Form S-3. The Company shall use its best efforts to qualify for registration under Form S-3 or any comparable or successor form; and to that end the Company shall register (whether or not required by law to do so) the Registrable Securities under the Securities Exchange Act of 1934, as amended (the "Exchange Act") following the effective date of the Initial Public Offering. After the Company is qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement, the holders of the Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such holders); provided. however, that the Company shall not be obligated to effect any such registration pursuant to this Section more than three times in any 12 month period.


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      6. Indemnification. The Company will indemnify each Shareholder, each of its officers, directors and partners, and each person controlling such Shareholder within the meaning of the Securities Act, with respect to which registration has been effected pursuant to this Agreement against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, other document or amendment, supplement thereto or document incorporated by reference in any such document (including any related registration statement, notification or the like) incident to any such registration or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act unless such statement or omission was made in reliance upon written information supplied to the Company by a Shareholder.

      7. Restrictions on Public Sale by Holders of Registrable Securities.

            (a) If the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition or other transaction then under active negotiation by the Company (a "Valid Business Reason"), the Company may postpone filing a registration statement relating to a Demand Registration, or any other registration in which holders have requested to have Registrable Securities included until such Valid Business Reason no longer exists, but in no event for more than 120 days, and in no event more than once in any 18 month period. No registration postponed pursuant to this Section 7 shall be deemed a Demand Registration until the effectiveness of the registration statement relating thereto. The Company shall give written notice to the holders who have Registrable Securities registered of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof

            (b) In the event that the Company initiates an Initial Public Offering, no Shareholder shall transfer any securities without the prior written consent of the underwriters managing the offering (i) for a period beginning seven (7) days immediately preceding and ending on the one hundred and eightieth (180th) day following the effectiveness of the Registration Statement filed in connection with the Initial Public Offering; and (ii) for a period beginning seven (7) days immediately preceding and ending on the one hundred and eightieth (180th) day following the effectiveness of the Registration Statement filed in connection with any subsequent public offering, or such lesser period as may be consented to in writing by the underwriters managing such subsequent public offering. Subject to provisions herein with respect to priority of registration, in the event market stand off terms to which officers, directors and employees of the Company are subject are more favorable than those terms contained in this
Section 7(b), the terms in this Section 7(b) shall be revised such that such terms shall be equivalent to those available to officers, directors and employees of the Company.

      8. Notices. Notices given hereunder shall be deemed to have been duly given on the date of personal delivery or on the date of postmark if mailed by certified or registered mail, return receipt requested, to the party being notified at his or its address specified on Schedule I hereto or the signature pages hereto or such other address as the addressee may subsequently


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notify the other parties of in writing or in the case of notices to the Company at 1114 First Avenue, New York, New York 10021.

      9. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that Shareholders owning at least a majority of the Shares held by Shareholders together with the Company, the Founder, and the Lee Holders may effect any such waiver, modification, amendment or termination on behalf of all of the Shareholders. Each of the Shareholders represents that he or it is not a party to any other agreement which would prevent him or it from performing his or its obligations hereunder. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

      10. Governing Law; Successors and Assigns. This Agreement shall be governed by the internal laws of the State of Delaware (or the laws of such other state in which the Company is then incorporated) without giving effect to the conflicts of laws principles thereof and, except as otherwise provided herein, shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

      11. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      12. Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

      13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      * * *


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                  THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

                              AMENDED AND RESTATED
                             SHAREHOLDERS AGREEMENT

                           Counterpart Signature Page

      IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

FOUNDER:                                COMPANY:

ALAN STILLMAN                           THE SMITH & WOLLENSKY RESTAURANT
                                        GROUP, INC.


                                        By:
------------------------------------       -------------------------------------
Alan Stillman                              Name:  Alan Stillman
                                           Title: President

LEE HOLDERS:

THOMAS H. LEE EQUITY PARTNERS, L.P.
By: THL Equity Advisors Limited
    Partnership
By: THL Equity Trust


By:
   -------------------------------------
Name:
Title:


THOMAS H. LEE INVESTORS LIMITED
PARTNERSHIP
By: THL Investment Management Corp.


By:
   -------------------------------------
Name:
Title:


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

                  THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

                              AMENDED AND RESTATED
                             SHAREHOLDERS' AGREEMENT

                           Counterpart Signature Page

      By execution of this counterpart signature page, the undersigned hereby agrees to amend and restate the Prior Agreement (as defined in the attached Amended and Restated Shareholders' Agreement) and agrees that the undersigned shall be bound by and obtain the benefit of the rights and restrictions contained in the Amended and Restated Shareholders' Agreement as if the undersigned were an original signatory to the Amended and Restated Shareholders' Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page as of the ____ day of ______________, 2001.

SHAREHOLDER:

(CORPORATION, PARTNERSHIP               (INDIVIDUAL SIGNATURE)
OR TRUST SIGNATURE)


-----------------------------------    -----------------------------------------
Name of Entity (Print)                  Name (Print)


By:--------------------------------    -----------------------------------------
   (Signature)                          (Signature)


-----------------------------------
Name (Print)


-----------------------------------
Title (Print)

NOTICE ADDRESS:


-----------------------------------
Street Address


-----------------------------------
City              State    Zip Code


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                                   SCHEDULE I
Company

The Smith & Wollensky Restaurant Group, Inc.
Attn: Alan Stillman
Fax:(212) 355-0120

Lee Holders

Thomas H. Lee Equity Partners, L.P.
75 State Street
Boston, MA 02109
Attn: C. Hunter Boll
Fax: (617) 227-3514

Thomas H. Lee Investors Limited Partnership
75 State Street
Boston, MA
Attn: C. Hunter Boll
Fax: (617) 227-3514

Founder

Alan Stillman
c/o The New York Restaurant Group, Inc.
1114 First Avenue
New York, NY 10021
Fax: (212) 355-0120


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